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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                March 28,  2000
               Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572                    73-1520922
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)              Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                    74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Items 1 - 4.  Not Applicable.
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Item 5.       Other Events.
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     On March 23, 2000, ONEOK, Inc. ("ONEOK") announced the closing of the acquisition of $307.7 million in midstream assets from Dynegy, Inc. a Houston-based corporation. The acquisition includes gathering systems, processing facilities and transmission pipelines located in the mid-continent region.

     On March 23, 2000, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.a and incorporated herein by reference.

Items  6-7.   Not Applicable.
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Items 8-9.    Not Applicable.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 28th day of March 2000.


                                         ONEOK, Inc.

                                   By:   Jim Kneale
                                      ------------------------------------
                                        Jim Kneale
                                        Vice President, Chief Financial
                                        Officer, and Treasurer